UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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HINES REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

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Hines Real Estate Investment Trust, Inc.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 25, 2006

To the shareholders of Hines Real Estate Investment Trust, Inc.:

I am pleased to invite our shareholders to the annual meeting of shareholders of Hines Real Estate Investment Trust, Inc. The annual meeting will be held at the Plaza Club, located at One Shell Plaza, 910 Louisiana, Houston, Texas 77002 at 9:00 a.m., local time, on May 25, 2006, for the following purposes:

•	Election of Directors. At the meeting, you will be asked to elect five directors for one-year terms expiring in 2007.

•	Ratification of the Appointment of Deloitte & Touche LLP. At the meeting, you will also be asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

•	Other Business. In addition, you will be asked to conduct such other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors has fixed the close of business on April 3, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only record holders of common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact: Hines Real Estate Investment Trust, Inc., Attention: Frank Apollo, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 (telephone: (888) 220-6121).

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the meeting. You may vote your shares by using a toll-free telephone number or the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations.

You are cordially invited to attend the annual meeting. Your vote is important.

By Order of the Board of Directors

Jeffrey C. Hines
Chairman

Houston, Texas
April 18, 2006

Proxy Statement

Hines Real Estate Investment Trust, Inc.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118

PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed together with this proxy statement and our 2005 Annual Report to Shareholders, is solicited by and on behalf of the board of directors of Hines Real Estate Investment Trust, Inc. (which we refer to in this proxy statement as the “Company”) for use at the annual meeting of our shareholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company. The mailing address of our principal executive offices is 2800 Post Oak Boulevard, Houston, Texas 77056-6118. This proxy statement, the accompanying proxy and our 2005 Annual Report to Shareholders were first mailed to our shareholders on or about April 18, 2006.

Shareholders may obtain a copy of the exhibits to our Form 10-K for the year ended December 31, 2005 upon payment of a reasonable fee by writing to Hines Real Estate Investment Trust, Inc., Attention: Frank Apollo, Secretary. You may also view the exhibits to our Form 10-K in the Investor Relations section of our website at www.HinesREIT.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the annual meeting and where will it be held?

Our 2006 annual meeting of shareholders will be held on May 25, 2006, at 9:00 a.m., local time. The meeting will be held at the Plaza Club, located at One Shell Plaza, 910 Louisiana Street, Suite 4900, Houston, Texas 77002.

What will I be voting on at the meeting?

At the meeting, action will be taken upon the following matters:

•	Election of Directors. At the meeting, you will be asked to elect five directors for one-year terms expiring in 2007.

•	Ratification of the Appointment of Deloitte & Touche LLP. At the meeting, you will also be asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2006.

•	Other Business. In addition, you will be asked to conduct such other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors does not know of any matters that may be acted upon at the meeting other than the matters set forth in the first two bullets listed above.

Who can vote at the meeting?

The record date for the determination of holders of our common shares entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on April 3, 2006. As of the record date, 32,325,187 of our common shares were issued and outstanding and entitled to vote at the meeting.

How many votes do I have?

Each share has one vote on each matter considered at the meeting, or any adjournment thereof. The enclosed proxy card shows the number of common shares you are entitled to vote.

How can I vote?

You may vote in person at the meeting or by proxy. Shareholders have the following three options for submitting their votes by proxy:

•	via the Internet at www.myproxyonline.com;

•	by telephone, by calling toll free 866-458-9840; or

•	by mail, by completing, signing, dating and returning your proxy in the enclosed envelope.

For those shareholders with Internet access, we encourage you to vote via the Internet, a convenient means of voting that also provides cost savings to us. In addition, when you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see your proxy card enclosed with this proxy statement.

You may also vote your shares at the meeting. If you attend the annual meeting, you may submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the annual meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any direction given, the shares will be voted “for” election of the nominees for director named in the proxy and “for” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

The board of directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Shareholders. However, if other matters requiring the vote of our shareholders come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment in such matters.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (either in the mail, or by the telephone or Internet), by attending the meeting and voting in person or by written notice to us addressed to: Hines Real Estate Investment Trust, Inc., Attention: Frank Apollo, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. No written revocation shall be effective, however, unless and until it is received by us at or prior to the meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the board of directors.

What are the board’s recommendations?

The board of directors recommends that you vote “for” Proposals 1 and 2.

What vote is required to approve each proposal?

Election of Directors:  There is no cumulative voting in the election of our directors. The five directors are elected by a plurality of votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Ratification of Appointment of Independent Auditors:  This proposal requires the affirmative vote of a majority of the votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

What constitutes a “quorum”?

The presence at the meeting, in person or represented by proxy, of the holders of a majority (greater than 50%) of the shares of our common stock entitled to vote at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of our board of directors by mail, personal interview, telephone or other electronic means by our officers and other employees of Hines Advisors Limited Partnership (“the Advisor”), who will receive no additional compensation. We have retained Altman Group, Inc. to aid in the solicitation of proxies. We will pay Altman Group, Inc. a fee of approximately $4,000 in addition to reimbursement of its out-of-pocket expenses. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of common stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the Securities and Exchange Commission, or SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our common stock.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should vote each of your accounts by telephone, the Internet or mail. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your shareholder accounts in the future, you should contact Hines REIT Investor Relations at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 or call us at 888-220-6121. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a shareholder.

What if I receive only one set of proxy materials although there are multiple shareholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports to shareholders. The rule allows us to, with the consent of affected shareholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of the Annual Report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Hines REIT Investor Relations at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 or call us at 888-220-6121. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact Hines REIT Investor Relations.

How do I submit a shareholder proposal for next year’s annual meeting, and what is the deadline for submitting a proposal?

In order for a shareholder proposal to be properly submitted for presentation at our 2007 annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 19, 2006 and ending on January 18, 2007. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than December 19, 2006. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Hines Real Estate Investment Trust, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Frank R. Apollo, Secretary. For additional information, see the section in this proxy statement captioned “Shareholder Proposals for the 2007 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

Our board of directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our sponsor, Hines Interests Limited Partnership (“Hines”). Our board of directors, especially our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.

Our articles of incorporation and bylaws provide for a board of directors with no fewer than three and no more than ten directors, a majority of whom must be independent. An “independent director” is defined under our articles of incorporation and means a person who is not, and within the last two years has not been, directly or indirectly associated with Hines or the Advisor by virtue of:

•	ownership of an interest in Hines, the Advisor or their affiliates;

•	employment by (or service as an officer, trust manager or director of) Hines, the Advisor or their affiliates;

•	performance of services for us, other than as a director;

•	service as a director, trust manager or trustee of more than three real estate investment trusts advised by the Advisor or Hines; or

•	maintenance of a material business or professional relationship with Hines, the Advisor or any of their affiliates.

An independent director cannot be associated with us, Hines or the Advisor as set forth above either directly or indirectly. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law, is or has been associated with us, Hines, the Advisor, or their affiliates.

A business or professional relationship is considered material if the gross revenue derived by the director from the Advisor or Hines and their affiliates exceeds five percent of either the director’s annual gross revenue during either of the last two years or the director’s net worth on a fair market value basis.

We currently have five directors, three of whom are independent directors. Directors are elected annually by our shareholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of shareholders or (if longer) until his or her successor has been duly elected and qualified.

During 2005, our board of directors held 15 meetings. Jeffrey C. Hines attended 11 board meetings, or 73 percent of the board meetings held during 2005. No other director attended fewer than 75 percent of the aggregate of all meetings held during 2005 by our board and by board committees on which he served. Our board of directors has adopted a policy that each director is expected to attend annual meetings of shareholders when possible. We anticipate that all directors and nominees will attend our 2006 annual meeting of shareholders.

Nominees for the Board of Directors

The proxy holders named on the proxy card intend to vote for the election of the five nominees listed below. The board of directors has selected these nominees on the recommendation of the board’s Nominating and Corporate Governance Committee. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Directors will be elected by a plurality of the votes cast. Any shares not voted, whether by abstention, broker non-vote, or otherwise, will have no impact on the vote.

If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating and Corporate Governance Committee. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

The following individuals are the five nominees for our board of directors:

		Year First	Business Experience and Principal Occupation; Directorships in
Name	Age	Elected	Public Corporations and Investment Companies

Jeffrey C. Hines	50	2004	Mr. Hines currently serves as the Chairman of our board of directors and as Chairman of the board of managers of our Advisor. He is also the co-owner and President of the general partner of Hines and is a member of Hines’ Executive Committee. Mr. Hines is responsible for overseeing all firm policies and procedures as well as day-to-day operations. He became President in 1990 and has overseen a major expansion of the firm’s personnel, financial resources, domestic and foreign market penetration, products and services. He has been a major participant in the development of the Hines domestic and international acquisition program and currently oversees a portfolio of approximately 130 projects valued at approximately $12.5 billion. Mr. Hines graduated from Williams College with a B.A. in Economics and received his M.B.A. from the Harvard Graduate School of Business.
C. Hastings Johnson	57	2004	Mr. Johnson currently serves as a member of our board of directors and as a member of the board of managers of our Advisor. He is also an Executive Vice President and Chief Financial Officer of the general partner of Hines and is responsible for the financial policies and equity financing and the joint venture relationships of Hines. He is also a member of Hines’ Executive Committee. Mr. Johnson became Chief Financial Officer of Hines in 1992, and prior to that, he led the development or redevelopment of numerous projects and initiated the Hines acquisition program. Total debt and equity capital committed to equity projects sponsored by Hines during Mr. Johnson’s tenure as Chief Financial Officer has exceeded $20 billion. Mr. Johnson graduated from the Georgia Institute of Technology with a B.S. in Industrial Engineering and received his M.B.A. from the Harvard Graduate School of Business.

		Year First	Business Experience and Principal Occupation; Directorships in
Name	Age	Elected	Public Corporations and Investment Companies

George A. Davis	67	2004	Mr. Davis, an independent director, is the founder and sole owner of Advisor Real Estate Investment Ltd., a real estate consulting company unaffiliated with our Advisor. Prior to founding Advisor Real Estate Investment Ltd. in April 1999, he served as the Chief Real Estate Investment Officer for the New York State Teacher’s Retirement System (‘‘NYSTRS”) reporting directly to the Executive Director of the system. In addition, Mr. Davis also served as a member of the Investment Committee, which ultimately determined the real estate investment strategy undertaken by NYSTRS. Mr. Davis graduated from Dartmouth College with a B.A. in Biology.
Thomas A. Hassard	55	2004	Mr. Hassard, an independent director, served as the Managing Director for Real Estate Investments for the Virginia Retirement System for almost 20 years before recently retiring. His responsibilities included managing the real estate investments of the system, monitoring performance and reporting to the system’s investment advisory committee and board of trustees. Mr. Hassard graduated from Western New England College with a B.S. in Business Administration.
Stanley D. Levy	42	2004	Mr. Levy, an independent director, currently serves as Chief Operating Officer of The Morgan Group, Inc., a national multi-family real estate firm with offices in Houston, San Diego, Orlando and Charlotte. Mr. Levy joined The Morgan Group in 2001. His responsibilities include arranging debt and equity financing, managing the property acquisition and disposition process, and oversight of all financial aspects of the firm and its projects. Prior to joining The Morgan Group, Mr. Levy spent 15 years with JPMorgan Chase, most recently, as Managing Director of Real Estate & Lodging Investment Banking for the Southern Region. In this capacity, he managed client activities in a variety of investment banking and financing transactions. Mr. Levy graduated with honors from the University of Texas with a B.B.A. in Finance.

Our board of directors unanimously recommends a vote “for” each of the nominees.

BOARD COMPENSATION

We pay our independent directors an annual fee of $30,000, and a fee of $2,000 for each meeting of the board (or any committee thereof) attended in person. Pursuant to our Employee and Director Incentive Share Plan, in lieu of receiving his or her annual fee in cash, an independent director is entitled to receive the annual fee in the form of our common shares or a combination of common shares and cash. If a committee meeting is held on the same day as a meeting of the board, each independent director will receive $1,000 for each committee meeting attended in person on such day, subject to a maximum of $2,000 for all committee meetings attended in person on such day. We will also pay our independent directors a fee of $500 for each board or committee meeting attended via teleconference lasting one hour or less and $1,000 for board or committee meetings attended via teleconference lasting more than one hour. We also pay the following annual retainers to the Chairpersons of our board committees:

•	$7,500 to the Chairperson of the Conflicts Committee of the board;

•	$6,000 to the Chairperson of the Audit Committee of the board;

•	$3,000 to the Chairperson of the Compensation Committee of the board; and

•	$3,000 to the Chairperson of the Nominating and Corporate Governance Committee of the board.

Under the terms of our Employee and Director Incentive Share Plan, each individual who is elected or re-elected to the board as an independent director (whether through a shareholder meeting or by directors to fill a vacancy on the board) will be granted 1,000 restricted shares on or about the date of election or reelection. These restricted shares will fully vest if the independent director completes the term or partial term for which he or she was elected. Each independent director received 1,000 restricted shares under our incentive plan as result of being elected to our board of directors in 2005.

All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at board or committee meetings.

BOARD GOVERNANCE AND COMMITTEES

The four standing committees of our board of directors are: the Audit Committee, the Conflicts Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Our board adopted charters for each of these committees. You may obtain copies of the committee charters from our website at www.HinesREIT.com. Each committee is composed entirely of our independent directors. Mr. Davis serves as chairman of the Conflicts Committee. Mr. Levy serves as chairman of the Audit Committee. Mr. Hassard serves as chairman of the Nominating and Corporate Governance and Compensation Committees.

Our board of directors has determined that each member of these committees is independent within the meaning of the applicable (i) provisions set forth in our articles of incorporation, and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable SEC rules. Even though our shares are not listed on the New York Stock Exchange (the “NYSE”), our board of directors has also determined that all of the independent members of our board of directors are independent under the NYSE rules. Our board applied the NYSE rules governing independence as part of its policy of strengthening our corporate governance practices. To be considered independent under the NYSE rules, the board of directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with any of those entities, including Hines and its affiliates). Under the NYSE rules, a director will not be independent if, within the last three years:

•	the director was employed by us or Hines;

•	an immediate family member of the director was employed by us or Hines as an executive officer;

•	the director, or an immediate family member of the director, received more than $100,000 during any 12-month period in direct compensation from us or Hines, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	the director was affiliated with or employed by a present or former internal or external auditor of us or Hines;

•	an immediate family member of the director was affiliated with or employed in a professional capacity by a present or former internal or external auditor of us or Hines;

•	a Company executive officer serves on the compensation committee of the board of directors of a company which employed the director, or which employed an immediate family member of the director, as an executive officer; or

•	the director was an executive officer or an employee (or an immediately family member of the director was an executive officer) of a company that makes payments to, or receives payments from, us or Hines for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

Interested parties may communicate matters they wish to raise with the directors by writing to our Chief Compliance Officer at Hines Real Estate Investment Trust, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Chief Compliance Officer. The Chief Compliance Officer will deliver all appropriate communications to the Nominating and Corporate Governance Committee of the board of directors, which will, in turn, deliver such communications (together with any recommendations) to the board of directors no later than the next regularly scheduled meeting of the board of directors.

Audit Committee

The Audit Committee, among other duties:

•	oversees the integrity of our financial statements;

•	selects and engages the independent auditors;

•	reviews with the independent auditors the plans and results of the audit engagement:

•	approves professional services provided by the independent auditors;

•	reviews the independence of the independent auditors;

•	considers and approves the range of audit and non-audit fees;

•	reviews the adequacy of our internal controls; and

•	oversees our compliance with legal and regulatory requirements.

Our board of directors has determined that each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act, as well as in the NYSE rules. In addition, our board of directors has determined that Stanley D. Levy is an “audit committee financial expert” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the board of directors, no member of the committee may serve as a member of the Audit Committee of more than two other public companies. During 2005, the Audit Committee held five meetings. All of the members of this committee attended each meeting.

The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2005 is presented below under the heading “Audit Committee Report.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•	assists our board of directors in identifying individuals qualified to become members of our board of directors;

•	recommends candidates to our board of directors to fill vacancies on the board;

•	recommends committee assignments for directors to the full board;

•	periodically assesses the performance of our board of directors;

•	reviews and recommends appropriate corporate governance policies and procedures to our board of directors; and

•	reviews and monitors our Code of Business Conduct and Ethics for Senior Officers and Directors, and any other corporate governance policies and procedures we may have from time to time.

Our board of directors has determined that each member of our Nominating and Corporate Governance Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act, as well as in the NYSE rules.

Among the criteria the committee uses in evaluating the suitability of individual nominees for our board (whether such nominations are made by management, a shareholder or otherwise), the committee considers each nominee’s:

•	personal and professional integrity, experience and skills;

•	ability and willingness to devote the time and effort necessary to be an effective board member; and

•	commitment to acting in our best interests and the best interests of our shareholders.

The committee also gives consideration to the board of directors having an appropriate mix of backgrounds and skills, the requirements in our articles of incorporation and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives. Moreover, as required by our articles of incorporation, at least one director must have at least three years of relevant experience required to successfully acquire and manage the type of assets we acquire and manage, and at least one of our independent directors must have at least three years of direct experience in acquiring and managing the type of real estate we acquire and manage.

If the board of directors determines to seek additional directors for nomination, the Nominating and Corporate Governance Committee considers whether it is advisable to retain a third-party search firm to identify candidates. During 2005, the committee paid no fees to third-parties to assist in identifying or evaluating potential nominees. The Nominating and Corporate Governance Committee also considers nominees timely submitted by shareholders under and in accordance with the provisions of our bylaws. (See “Shareholder Proposals for the 2007 Annual Meeting” below). A shareholder’s notice must set forth specified information as to each person whom the shareholder proposes to nominate for election to the board, including all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, by Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected). The Nominating and Corporate Governance Committee will consider all such nominees and will take into account all factors the committee determines are relevant, including the factors summarized above.

During 2005, the Nominating and Corporate Governance Committee held one meeting. All members of the committee attended the meeting.

Conflicts Committee

The Conflicts Committee reviews and approves specific matters that the board of directors believes may involve conflicts of interest and to determine if the resolution of the conflict of interest is fair and reasonable to us and our shareholders. The Conflicts Committee is responsible for reviewing and approving the terms of all transactions between us and Hines or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of all acquisitions and dispositions and the annual renewal of the Advisory Agreement between us and the Advisor. The Conflicts Committee is responsible for reviewing the Advisor’s performance and the fees and expenses paid by us to the Advisor and any of its affiliates. The review of such fees and expenses is required to be performed with sufficient frequency, but at least annually, to determine that the expenses incurred are in the best interest of our shareholders.

During 2005, the Conflicts Committee held six meetings. All members of the committee attended each meeting.

Compensation Committee

The primary purpose of the Compensation Committee is to oversee our compensation programs, including our Employee and Director Incentive Share Plan. The committee reviews the compensation and benefits paid by us to our directors and, in the event we hire employees, the compensation paid to our executive officers as well as any employment, severance and termination agreements or arrangements made with any executive officer. During 2005, the Compensation Committee held two meetings. All members of the committee attended each meeting.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics, which is applicable to our directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions, whether acting in their capacities as our officers or in their capacities as officers of the Advisor or its general partner. The Code of Business Conduct and Ethics covers topics including conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. Our Code of Business Conduct and Ethics is available, free of charge, on the Investor Relations section of our website, www.hinesreit.com. You may also obtain a copy of this code by writing to: Hines REIT Investor Relations, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

EXECUTIVE OFFICERS

Listed below are our executive officers who served during 2005, each of whom has been elected to serve until the next annual meeting of our shareholders, or (if longer) until a qualified successor has been duly elected. The business address of each of our executive officers is: c/o Hines Real Estate Investment Trust, Inc., 2800 Post Oak Boulevard, Houston, Texas 77056-6118.

Name	Age	Title

Charles M. Baughn	51	Mr. Baughn serves as our Chief Executive Officer and the Chief Executive Officer of our Advisor. He is also an Executive Vice President of the general partner of Hines, responsible for overseeing Hines’ capital markets group, which raises, places and manages equity and debt for Hines projects, a member of Hines’ Executive Committee and a director of our Dealer Manager. Mr. Baughn joined Hines in 1984. During his tenure at Hines, he has contributed to the development or redevelopment of over nine million square feet of office and special use facilities in the southwestern United States. He graduated from the New York State College of Ceramics at Alfred University with a B.A. and received his M.B.A. from the University of Colorado.
Charles N. Hazen	45	Mr. Hazen serves as our President and Chief Operating Officer and the President and Chief Operating Officer of the Advisor. He is also a Senior Vice President of the general partner of Hines, the President and a member of the Management Board of the Hines-Sumisei U.S. Core Office Fund, L.P. (the ‘‘Core Fund”) and a director of our Dealer Manager. Mr. Hazen joined Hines in 1989. During his tenure at Hines, Mr. Hazen has contributed to the development, management and financing of more than 10 million square feet of retail and office properties valued at more than $2.0 billion. Mr. Hazen graduated from the University of Kentucky with a B.S. in Finance and received his J.D. from the University of Kentucky.

Name	Age	Title

Sherri W. Schugart	40	Ms. Schugart serves as our Chief Financial Officer and the Chief Financial Officer of both our Advisor and the Core Fund. She is also a Vice President of the general partner of Hines and serves as a director of our Dealer Manager. Ms. Schugart joined Hines in 1995. As a Vice President in Hines’ Capital Markets group, Ms. Schugart has been responsible for raising more than $2.0 billion in equity and debt for Hines’ private investment funds. She was also previously the controller for several of Hines’ investment funds and portfolios. Prior to joining Hines, Ms. Schugart spent eight years with Arthur Andersen, where she managed both public and private clients in the real estate, construction, finance and banking industries. She graduated from Southewest Texas State University with a B.B.A. in Accounting and is a certified public accountant.
Frank R. Apollo	39	Mr. Apollo serves as our Chief Accounting Officer, Treasurer, and Secretary and the Chief Accounting Officer, Treasurer and Secretary of our Advisor. He is also the Chief Accounting Officer of the Core Fund, a Vice President of the general partner of Hines and the Vice President, Treasurer, and Secretary of our Dealer Manager. Mr. Apollo joined Hines in 1993. He has served as the Vice President and Corporate Controller responsible for the accounting and control functions for Hines’ international operations. He was also previously the Vice President and Regional Controller for Hines’ European Region and, prior to that, was the director of Hines’ Internal Audit Department. Before joining Hines, Mr. Apollo was an audit manager with Arthur Andersen. He graduated from the University of Texas with a B.B.A. in Accounting, is a certified public accountant and holds Series 28 and 63 securities licenses.

EXECUTIVE COMPENSATION

We have no employees. Our day-to-day management functions are performed by the Advisor and its affiliates. Our executive officers are all employees of the Advisor and its affiliates and receive compensation from the Advisor or its affiliates in part for their services as our executive officers. We do not pay any compensation to any of our executive officers. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates.

STOCK OWNERSHIP BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS

Ownership

The following table shows, as of March 31, 2006, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of our outstanding common shares, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, and the owner of such shares has the sole voting and investment power with respect thereto.

			Percentage
		Number of Shares	of Total
Name of Beneficial Owner(1)	Position	Beneficially Owned	Common Stock(2)

Jeffrey C. Hines	Chairman of the Board	1,606,489.1	4.73	%(3)
C. Hastings Johnson	Director	11,656.8	*
George A. Davis	Director	5,003.1	*
Thomas A. Hassard	Director	2,833.1	*
Stanley D. Levy	Director	7,446.6	*
Charles M. Baughn	Chief Executive Officer	11,618.7	*
Charles N. Hazen	President and Chief Operating Officer	5,824.4	*
Sherri W. Schugart	Chief Financial Officer	3,812.6	*
Frank R. Apollo	Chief Accounting Officer, Treasurer and Secretary	5,593.4	*

All directors and executive officers as a group		1,660,277.8	4.89%

*	Less than 1%

(1)	The address of each person listed is c/o Hines REIT, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6618.

(2)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person is deemed to have “beneficial ownership” of shares of our stock that the person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of our stock held by each person or group of persons named in the table, any shares that such person or persons have the right to acquire within 60 days of March 31, 2006 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other persons.

(3)	Includes (i) 1,000 common shares owned directly by Hines REIT Investor, L.P., (ii) 1,106,956.522 OP Units in the Operating Partnership held by Hines Real Estate Holdings Limited Partnership and (iii) 498,532.592 OP Units, which is the number of OP Units that would represent the percentage interest in the Operating Partnership evidenced by the participation interest in such entity held by HALP Associates Limited Partnership as of March 31, 2006. Limited partners in the Operating Partnership may request repurchase of their OP Units for cash or, at our option, common shares on a one-for-one basis beginning one year after such OP Units were issued. The holder of the participation interest has the right, subject to certain limitations, to demand the repurchase of the participation interest for cash or, at our option, OP Units.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16 forms that they file with the SEC.

Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, we believe that our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, complied in 2005 with all filing requirements under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Advisor

We do not have employees. Subject to the supervision of our board of directors, our day-to-day operations are conducted by the Advisor in accordance with an Advisory Agreement between the Advisor and Hines REIT Properties, L.P. (the “Operating Partnership”), through which we conduct our operations. The Advisor is an affiliate of Hines and is owned, indirectly, by the Chairman of our board of directors, Jeffrey C. Hines. All of our executive officers except Mr. Baughn are employed by, and all of our executive officers actively participate in, the management of the Advisor and its affiliates. Jeffrey C. Hines and C. Hastings Johnson serve on the board of managers of the Advisor.

Our executive officers have control and primary responsibility for the management decisions of the Advisor, including the selection of investment properties to be recommended to our board of directors, the negotiations for these investments, and the property management and leasing of properties we acquire directly. The term of the current Advisory Agreement ends on June 25, 2006 and may be renewed for an unlimited number of successive periods (up to one year at a time) upon the mutual consent of the parties. Renewals of the agreement must be approved by the Conflicts Committee. Additionally, the Advisory Agreement may be terminated:

•	immediately by us (i) in the event the Advisor commits fraud, criminal conduct, willful misconduct or negligent breach of fiduciary duty, (ii) upon the bankruptcy of the Advisor or its involvement in similar insolvency proceedings or (iii) in the event of a material breach of the Advisory Agreement by the Advisor, which remains uncured after 10 days’ written notice;

•	without cause by a majority of our independent directors or by the Advisor upon 60 days’ written notice; or

•	immediately by the Advisor upon our bankruptcy or involvement in similar insolvency proceedings or any material breach of the Advisory Agreement by us, which remains uncured after 10 days’ written notice.

The Advisor and its affiliates receive compensation and are reimbursed for certain expenses in connection with services provided to us. These payments are summarized below. In the event the Advisory Agreement is terminated, the Advisor will be paid all earned, accrued and unpaid compensation and expense reimbursements within 30 days. Upon termination, we may also be obligated to purchase certain ownership interests owned by the Advisor or other affiliates of Hines under certain circumstances.

We pay the Advisor the following under the Advisory Agreement:

•	We reimburse the Advisor for all of the costs incurred by the Advisor or its affiliates in connection with our organization and our current public offering, up to a limit of 3.0% of the aggregate gross proceeds we receive. These expenses consist of the actual legal, accounting, printing, marketing, and accountable offering-related expenses, other than selling commissions and the fee we pay to the our dealer manager. We paid approximately $6,000,000 to the Advisor or its affiliates during 2005 as reimbursement for organization and offering expenses with respect to the year ended December 31, 2005. At December 31, 2005, we had a payable to the Advisor of approximately $6,900,000 related to organizational and offering expenses of our current offering that were unpaid on such date. These expenses are anticipated to be reimbursed to the Advisor out of 3.0% of future gross offering proceeds.

•	We filed a registration statement with the SEC on December 2, 2005 in connection with our follow-on public offering of common shares. Organizational and offering costs associated with our follow-on offering have been paid by the Advisor on our behalf. Pursuant to the terms of the follow-on offering, the Company will be obligated to reimburse the Advisor for actual organizational and offering costs incurred, subject to certain limitations, once the offering commences. As of December 31, 2005, we had a payable to the Advisor of approximately $1,478,000 related to organizational and offering expenses incurred in connection with the follow-on offering.

•	In connection with investments we make, we will pay the Advisor an acquisition fee equal to 0.50% of (i) the purchase price of real estate investments acquired directly by us, including any debt attributable to such investments, or (ii) when we make an investment indirectly through another entity, such investment’s pro rata share of the gross asset value of real estate investments held by that entity. The Advisor earned approximately $1,763,000 in acquisition fees, of which we paid the Advisor approximately $1,748,000, during the year ended December 31, 2005.

•	We pay the Advisor a monthly asset management fee equal to 0.0625% of the net equity capital we have invested in real estate investments at the end of each month. The Advisor earned approximately $850,000 in asset management fees, of which we paid the Advisor approximately $738,000, during the year ended December 31, 2005.

•	We reimbursed the Advisor and its affiliates for certain actual expenses incurred in connection with our administration on an ongoing basis. We may not make reimbursements for administrative and operating expenses during any four consecutive fiscal quarters in an amount in excess of the greater of (i) 2.0% of our average invested assets or (ii) 25.0% of our net income. To the extent we reimburse the Advisor for administrative and operating expenses in excess of this amount, the Advisor will be required to refund such excess. The Advisor had advanced or paid on our behalf approximately $2,173,000 of administrative and operating expenses during the year ended December 31, 2005. During 2005, our Advisor forgave $1,730,000 previously advanced to us to cover certain general and administrative expenses. After this forgiveness and as of December 31, 2005, we owed approximately $1,045,000 to our Advisor for reimbursement of certain expenses incurred in connection with our administration and ongoing operations. We paid the Advisor $375,000 during the year ended December 31, 2005 for the reimbursement of such expenses.

In addition to amounts the Advisor receives under the Advisory Agreement, an affiliate of the Advisor owns a profits interest in our Operating Partnership (the “Profits Interest”). In connection with investments we make, this Profits Interest increases over time in a manner intended to approximate (i) an additional 0.50% cash acquisition fee calculated in the same manner as set forth above, (ii) an additional 0.0625% per month cash asset management fee calculated in the same manner as set forth above and (iii) the automatic reinvestment of such cash back into the Operating Partnership.

The Dealer Manager

Hines Real Estate Securities, Inc. (“Dealer Manager”) manages our public offering and serves as our dealer manager. The Dealer Manager is an affiliate of Hines and is owned, indirectly, by the Chairman of our board of directors, Jeffrey C. Hines. We pay the Dealer Manager a fee of up to 2.2% of the gross proceeds from our public offering. The Dealer Manager, in its sole discretion, may re-allow a portion of its dealer manager fee to be paid to broker-dealers participating in the offering as a marketing fee and due diligence expense reimbursement. The Dealer Manager is not paid a fee for shares issued pursuant to our distribution reinvestment plan. The Dealer Manager earned approximately $4,513,000 in dealer manager fees during the fiscal year ended December 31, 2005.

We pay the Dealer Manager a sales commission of up to 6.0% of gross offering proceeds from sales to the public and up to 4.0% of gross offering proceeds received from our dividend reinvestment plan (all or substantially all of which we expect to be re-allowed or paid to participating broker-dealers). The Dealer Manager earned approximately $10,542,000 in sales commissions during the year ended December 31, 2005.

All of the commissions we paid to the Dealer Manager were re-allowed by the Dealer Manager to participating broker-dealers.

Hines

Hines manages all of our properties. When we acquire properties directly, we expect that we will pay Hines property management fees, leasing fees, tenant construction fees and other fees customarily paid to a property manager. Hines is an affiliate of the Chairman of our board of directors, Jeffrey C. Hines. During the year ended December 31, 2005, Hines earned the following approximate amounts pursuant to property management agreements under which Hines manages our directly-owned properties:

•	$167,000 in management fees,

•	$0 in leasing commissions,

•	$405,000 in reimbursements for on-site salaries and wages and other direct services performed off-site,

•	$0 in construction management fees, and

•	$0 in other fees, primarily related to parking operations.

We also own an interest in the Core Fund. Hines manages all of the properties owned by the Core Fund. During the year ended December 31, 2005, Hines earned the following approximate amounts pursuant to property management agreements under which Hines manages the buildings in which the Core Fund owns an interest:

•	$3,912,000 in management fees,

•	$2,876,000 in leasing commissions,

•	$10,482,000 in reimbursements for on-site salaries and wages and direct services performed off-site,

•	$52,000 in construction management fees, and

•	$1,012,000 in other fees, primarily related to parking operations.

Ownership Interests

Hines Real Estate Holdings Limited Partnership (“HREH”), an affiliate of Hines and of the Chairman of our board of directors, Jeffrey C. Hines, is the sole limited partner of the Operating Partnership and owned a 4.53% interest in the Operating Partnership as of December 31, 2005. We are the sole general partner of the Operating Partnership, and we owned a 94.24% interest in the Operating Partnership as of December 31, 2005. HALP Associates Limited Partnership, an affiliate of Hines, owns the Profits Interest, which, at December 31, 2005, represented a 1.23% interest in the Operating Partnership. An affiliate of Hines also owns 1,000 shares of our common stock.

On November 23, 2004, we commenced our operations and, among other things, acquired a $35,000,000 interest in the Core Fund using net offering proceeds and proceeds from a $10,000,000 contribution to the Operating Partnership by HREH. The seller of this interest was Hines US Core Office Capital Associates II Limited Partnership, an affiliate of Hines and Jeffrey C. Hines. We paid $19,076,000 of the purchase price on that date and agreed with the seller that we would pay the remaining $15,924,000 of the purchase price as we received additional net proceeds from our offering. We paid the balance of the purchase price in January 2005. On February 1, 2005, we acquired an additional $21,629,000 interest in the Core Fund from Hines US Core LLC (“Hines US Core”), an affiliate of Hines and Jeffrey C. Hines, and we paid the total purchase price in March 2005. On April 1, 2005, we committed to acquire an additional $40,000,000 interest in the Core Fund from Hines US Core, and we paid the total purchase price for this interest in July 2005. The purchase price we paid for each of these interests was equal to the original purchase price paid by the applicable seller.

On November 11, 2005, our board of directors approved an additional $100,000,000 capital commitment to the Core Fund. Pursuant to this commitment, we made capital contributions of $18,300,000 on December 1,

2005 and $17,200,000 on March 1, 2006. We will participate in future capital calls by the Core Fund until our remaining commitment of $64,500,000 is fully funded.

On March 23, 2006, we entered into a contract with 321 North Clark Realty LLC (the “Seller”), a joint venture between Hines and an institutional investor advised by JP Morgan Chase, to acquire 321 North Clark, an office property located in the central business district in Chicago, Illinois. We expect the sale to close on or about April 24, 2006 for a purchase price of approximately $247,308,000, exclusive of transaction costs, financing fees and working capital reserves. The Seller purchased 321 North Clark in 2001 for approximately $134,500,000. An affiliate of Hines controls the day-to-day operations of the Seller, owns an approximate 5% equity interest in the Seller and will receive an approximate $8,247,000 promoted share of the distributed proceeds from the sale based on the return achieved in connection with the proposed transaction. Hines currently manages 321 North Clark, and we expect that Hines will continue to manage the property on our behalf if the transaction closes.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP audited our financial statements for the years ended December 31, 2005 and 2004. Deloitte & Touche LLP reports directly to our Audit Committee.

Fees

Aggregate fees billed to Hines Real Estate Investment Trust, Inc. for the fiscal years ended December 31, 2005 and 2004 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP and its respective affiliates (collectively, “Deloitte & Touche”) are as follows:

Audit Fees:	$430,093 for 2005 and $348,455 for 2004.

Audit-Related Fees:	$261,802 for 2005 and $87,590 for 2004. These primarily relate to internal control attestation consultations, accounting consultations and other attestation services.

Tax Fees:	$0 for both 2005 and 2004.

Total Fees:	$691,895 for 2005 and $436,045 for 2004.

Deloitte & Touche also audits the financial statements of the Core Fund and its properties, as well as provides other services to the Core Fund. Deloitte & Touche billed the Core Fund approximately $500,000 during 2005 and $480,000 during 2004 for these services.

Pre-approval Policies and Procedures

Our Audit Committee has adopted a pre-approval policy requiring the Audit Committee to pre-approve all audit and permissible non-audit services to be performed by Deloitte & Touche. In determining whether or not to pre-approve services, the Audit Committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC, and, if permissible, the potential effect of such services on the independence of Deloitte & Touche. All services performed for us in 2005 were pre-approved or ratified by our Audit Committee.

Change in Certifying Accountant

We engaged Ernst & Young LLP to audit our August 31, 2003 balance sheet. However, Ernst & Young is the primary audit firm for Hines, and our independent directors determined it was in the best interests of our shareholders to engage an audit firm other than Hines’ primary audit firm. Ernst & Young’s Independent Auditors’ Report for our August 31, 2003 balance sheet did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. We terminated the client-auditor relationship between us and Ernst & Young by a letter dated December 4, 2003. There were no “reportable events” or disagreements between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during any period preceding our termination of our relationship with Ernst & Young. On January 22, 2004, we engaged Deloitte & Touche LLP as our principal independent accountants to audit our financial statements.

AUDIT COMMITTEE REPORT

To the Directors of Hines Real Estate Investment Trust, Inc.:

We have reviewed and discussed with management and the independent registered public accounting firm Hines Real Estate Investment Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2005.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We have also considered whether the auditors’ provision of non-audit services to Hines Real Estate Investment Trust, Inc. and its affiliates is compatible with the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the board of directors that the financial statements referred to above be included in Hines Real Estate Investment Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005.

Audit Committee

Stanley D. Levy, Chairman
George A. Davis
Thomas A. Hassard

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP acted as our independent registered public accounting firm to audit our books and records for the year ended December 31, 2005, and the Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for 2006. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

Our board of directors unanimously recommends a vote “for” ratification of the appointment by our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2006.

Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our shareholders. If our shareholders do not ratify the appointment, our Audit Committee will reconsider the appointment of Deloitte & Touche LLP, but still may elect to retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in our best interest and the best interest of our shareholders.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they choose to do so, and will be available to respond to appropriate questions from our shareholders.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2006 ANNUAL MEETING

Our board of directors does not intend to present for action at the 2006 Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If any other matter is properly presented for action at the meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Shareholder Proposals in the Proxy Statement.  Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for a shareholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2007 annual meeting, the proposal must be received at our principal executive offices no later than December 19, 2006.

Shareholder Proposals and Nominations for Directors to Be Presented at Meetings.  For any proposal that is not submitted for inclusion in our proxy material for the 2007 annual meeting of shareholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedure set forth in our bylaws. Under our bylaws, for a shareholder proposal to be properly submitted for presentation at our 2007 annual meeting, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on December 19, 2006 and ending on January 18, 2007 and must contain information specified in our bylaws, including:

•	the name and address of the proposing shareholder (and any beneficial owner on whose behalf the proposal is being made) as they appear on our books;

•	the number of shares of each class of Company stock owned beneficially and of record by the proposing shareholder (and the beneficial owner, if any);

•	as to each director nominee,

•	the name, age, business address, and residence address of the nominee;

•	the number of shares of each class of Company stock beneficially owned by the nominee;

•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved); and

•	as to any other business that the shareholder proposes to bring before the meeting,

•	a brief description of the business to be brought before the meeting;

•	the reasons for conducting such business at the meeting; and

•	any material interest in such business that the proposing shareholder (and the beneficial owner, if any) may have.

All nominations must also comply with our articles of incorporation. All proposals should be sent via registered, certified or express mail to our Secretary at the our principal executive offices: Hines Real Estate Investment Trust, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Frank R. Apollo, Secretary (telephone: (888) 220-6121).

You may obtain a copy of our articles of incorporation and our bylaws, in which these procedures are set forth, upon written request to our Secretary at the address above.

By Order of the Board of Directors,

FRANK R. APOLLO
Secretary

Houston, Texas
April 18, 2006

PLEASE DETACH PROXY CARD HERE

HINES REAL ESTATE INVESTMENT TRUST, INC.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118

P	PROXY
R
O
X
Y
Proxy Solicited on Behalf of the Board of Directors.
     The undersigned, revoking any proxy heretofore given for the Meeting of the Shareholders described below, hereby appoints Jeffrey C. Hines and C. Hastings Johnson, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Hines Real Estate Investment Trust, Inc., to be held on May 25, 2006, and at any adjournment thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows:
     The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF ITEMS 1 AND 2. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting.
(Continued and to be signed and dated on the reverse side)

SEE REVERSE SIDE

THERE ARE THREE WAYS TO DELIVER YOUR PROXY

TELEPHONE	INTERNET	MAIL

This method is available for residents of U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-866-458-9840, 24 hours a day, 7 days a week. You will be prompted to provide your unique “Control Number” and “Check Digit ID” shown below. Have your Proxy Card ready, then follow the prerecorded instructions. Available until 5:00 p.m. Eastern Time on Wednesday, May 24, 2006.
Visit the Internet website at
	www.myproxyonline.com. Enter the unique “Control Number” and “Check Digit ID” shown below and follow the instructions on your screen. You will incur only your usual internet charges. Available until 5:00 p.m. Eastern Time on Wednesday, May 24, 2006.	Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope. If you are delivering your proxy by telephone or the Internet, please do not mail your Proxy Card.

CONTROL NUMBER	CHECK DIGIT ID

TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

☒ Please mark votes as in this example

	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees as listed below		FOR	AGAINST	ABSTAIN

Item 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.	☐	☐	Item 2. Approval of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2006. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.	☐	☐	☐

GEORGE A. DAVIS THOMAS A. HASSARD, JEFFREY C. HINES, C. HASTINGS JOHNSON, AND STANLEY D. LEVY

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Change of address and/or comments? Mark here. ☐

Date:	, 2006

Signature(s)

Signature(s)

Sign exactly as your name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or
Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.) Votes must be indicated [X] in black or blue ink.

(Please complete, date and sign this proxy card and return it promptly in the enclosed postage prepaid envelope.)